DELAWARE FIRST
FINANCIAL CORPORATION

                              400 Delaware Ave.               [302] 421-9090
                              Wilmington, DE 19801-1588       [302] 984-1520 fax



                                                                   July 17, 1998


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Delaware First Financial Corporation (the "Company"). The meeting will be held at the Dupont Country Club, Rockland Road, Wilmington, Delaware 19803, on Wednesday, August 19, 1998 at 4:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your continued support of and interest in Delaware First Financial Corporation are sincerely appreciated.

                                   Sincerely,

                                /s/Ernest J. Peoples

                                   Ernest J. Peoples
                                   Interim President and Chief Executive Officer

                      DELAWARE FIRST FINANCIAL CORPORATION
                               400 Delaware Avenue
                           Wilmington, Delaware 19801
                                 (302) 421-9090


                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on August 19, 1998

                                   -----------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Delaware First Financial Corporation (the "Company") will be held at the Dupont Country Club, Rockland Road, Wilmington, Delaware 19803, on Wednesday, August 19, 1998 at 4:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

         (1) To elect one director for a term of three years and until his successor is elected and qualified;


         (2) To consider and approve the adoption of the 1998 Stock Option Plan;

         (3) To consider and approve the adoption of the 1998 Recognition and Retention Plan and Trust Agreement;

         (4) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1998;

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed July 10, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Lori N. Richards

                                              Lori N. Richards
                                              Secretary

Wilmington, Delaware
July 17, 1998

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                      DELAWARE FIRST FINANCIAL CORPORATION


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 19, 1998

         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Delaware First Financial Corporation (the "Company"), the holding company of Delaware First Bank, FSB (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from mutual to stock form in December 1997. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Dupont Country Club, Rockland Road, Wilmington, Delaware 19803, on August 19, 1998 at 4:00 p.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about July 17, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Lori N. Richards, Secretary, Delaware First Financial Corporation, 400 Delaware Avenue, Wilmington, Delaware 19801); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on July 10, 1998 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,157,000 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence in person or by proxy of at least a majority of the issued and outstanding shares of capital stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Each share of capital stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the 1998 Stock Option Plan (the "Option Plan") and the 1998 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"). Under rules applicable to broker-dealers, the proposals to approve the Option Plan and the Recognition Plan are considered "non-discretionary" items upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required votes, abstentions and broker non-votes will have the same effect as a vote against the proposals to approve the Option Plan and the Recognition Plan.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

Election of Directors

         The Bylaws of the Company presently provide that the Board of Directors shall consist of not less than five nor more than 15 persons. In accordance with the Bylaws, the Board currently consists of six members. The Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years or until their successors are elected and qualified, with one class of directors to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         Other than J. Bayard Cloud , who is the father of Thomas B. Cloud, no director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected. Ages are reflected as of March 31, 1998.

                             Nominee for Director for Three-Year Term Expiring in 2001



                                                                 Positions Held with                    Director
                Name                      Age                        the Company                          Since
---------------------------------    -----------     -----------------------------------------   -------------------
Ernest J. Peoples                          65           Interim President and Chief Executive             1964
                                                              Officer and Vice Chairman


The Board of Directors recommends that you vote FOR the election of the above nominee for director.


Members of the Board of Directors Continuing in Office

                                       Directors Whose Terms Expire in 1999


                                                                Positions Held with                    Director
               Name                        Age                      the Company                          Since
--------------------------------     -----------    -----------------------------------------    -------------------
J. Bayard Cloud                            85                        Chairman                            1945
Alan B. Levin                              43                        Director                            1993

                                       Directors Whose Terms Expire in 2000


                                                                Positions Held with                    Director
               Name                        Age                      the Company                          Since
--------------------------------     -----------    -----------------------------------------    -------------------
Thomas B. Cloud                            49                        Director                            1972
Larry D. Gehrke                            52                        Director                            1988
Dr. Robert L. Schweitzer                   48                        Director                            1997

         Set  forth  below  is   information   with  respect  to  the  principal
occupations of the above listed individuals during at least the last five years, unless otherwise noted.

         J. Bayard Cloud has been Chairman of the Board since January 1, 1983. He previously served as President of the Bank from 1961 to 1982. He is the father of Thomas B. Cloud.

         Thomas B. Cloud has been President and Chief Executive Officer of United Electric Supply Company, Inc. since December 1, 1995. Mr. Cloud was employed by this firm in 1973 and has served the firm in various capacities including Controller, Vice President of Finance and Chief Financial Officer and Executive Vice President. The firm employs over 190 individuals and distributes electric products to industrial, institutional and electrical construction customers in a five state area. Mr. Cloud is the son of J. Bayard Cloud.

         Larry D. Gehrke is a director and Vice President of Bellevue Holding Company of Wilmington, Delaware, a real estate development concern. He has been employed there since 1972. He holds real estate brokerage licenses from the State of Delaware and the Commonwealth of Pennsylvania.

         Alan B. Levin is Chairman, President and Chief Executive Officer of Happy Harry's, Inc., a privately held pharmacy chain in Delaware with approximately 1,100 employees. He is a member of the Delaware Bar and a former chairman of the Delaware Workforce Development Council and Delaware Private Industry Council. He was formerly a member of the State Attorney General's Office in Delaware.

         Ernest J. Peoples is the Interim President, Chief Executive Officer and Vice Chairman of the Board.

         Dr. Robert W. Schweitzer is Professor of Finance at the University of Delaware, located in Newark, Delaware. He also serves as a faculty member of the Stonier School of Banking and the National School of Banking at Fairfield University.

Stockholder Nominations

         Article II of the Company's Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for election of directors, and only by a stockholder who has complied with the notice provisions in that section. The Bylaws set forth specific requirements with respect to stockholder nominations.

Committees and Meeting of the Board of Company and the Bank

         The Board of Directors of the Company meets on a monthly basis and may have additional special meetings. During the year ended December 31, 1997, the Board of Directors of the Company held 12 regular meetings. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period, except Mr. Levin who attended 52% of such meetings. The standing committees of the Board include the following:

         Executive Committee. The Executive Committee meets as needed. It makes recommendations to the full Board and acts on policies adopted by the full Board in the absence of the meeting of the entire full Board. The committee did not meet during the year ended December 31, 1997. The committee is composed of Messrs. Peoples (Chairman), J. Bayard Cloud and Thomas Cloud.

         Appraisal Committee. The Appraisal Committee consists of Messrs. Peoples (Chairman), J. Bayard Cloud and Gehrke. The members of the committee review the appraisals of the real estate collateral for certain loans. The Appraisal Committee met four times in 1997.

         Personnel Committee. The Personnel Committee reviews and prepares recommendations for annual salary adjustment and bonuses. The committee also administers the Bank's various benefit plans. It consists of Messrs. Gehrke (Chairman), Levin and Dr. Schweitzer. The committee met four times during 1997.

         Audit Committee. The Audit Committee meets with the Company's independent certified public accountants annually to review the results of the annual audit and other related matters. This committee, which met twice in 1997, presently consists of Messrs. J. Bayard Cloud (Chairman), Peoples and Levin.

         Asset/Liability Committee. The Asset/Liability Committee was established in 1997 and currently meets monthly. It consists of Mr. Thomas Cloud (Chairman) and Dr. Schweitzer. The Asset/Liability Committee is principally responsible for management of the Company's interest rate risk.

Executive Officers Who Are Not Directors

         The following executive officers do not serve on the Board. There are no arrangements or understandings between the Company and any person pursuant to which such person serves as an executive officer.

         Jerome P. Arrison has been  employed by the Bank since August 1989.  He
is  currently  the  Chief  Operating  Officer,   Executive  Vice  President  and
Treasurer.

         Genevieve B. Marino joined the Bank in November 1995 as the Director of Marketing and Communications. She assumed her current position, Vice President of Retail Banking Services, in July 1997. From November 1993 to November 1995 she was the Advertising and Communications Manager of Wilmington Savings Fund Society, FSB. Prior to that, she served in other capacities in the Wilmington Savings Fund Society marketing department.

         Lori N. Richards assumed her current position as Vice President of Finance and Administration in July 1997. From June 1996 to July 1997 she was the Controller of the Bank. From September 1994 to June 1996 she was an accounting supervisor at Lanxide Corporation located in Newark, Delaware. From May 1991 to September 1994 she served as a senior financial accountant at TA Instruments, Inc. in New Castle, Delaware. She is a Certified Public Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% more of the Company's Common Stock.

         Based sole on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year ended December 31, 1997, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) those executive officers of the Company whose salary and bonus exceeded $100,000 in 1997, and (iv) all directors and executive officers of the Company and the Bank as a group.

                                                                Common Stock Beneficially Owned as of
                Name of Beneficial Owner                                  July 10, 1998(1)
-----------------------------------------------------     ----------------------------------------------

                                                                    No.                       %
                                                          ---------------------    ----------------------

Delaware First Financial Corporation  Employee                   83,304(2)                 7.2%
Stock Ownership Plan and Trust
  400 Delaware Avenue
  Wilmington, Delaware 19801

Jeffrey L. Gendell, et al.                                        114,500(3)               9.9
  200 Park Avenue
  Suite 3900
  New York, New York 10166

Directors:


J. Bayard Cloud                                                       1000                *
Thomas B. Cloud                                                     6,154(4)              *
Larry D. Gehrke                                                     5,000(5)              *
Alan B. Levin                                                        1,500                *
Ernest J. Peoples                                                    1,000                *

Executive Officer:

Jerome P. Arrison                                                   1,234(6)              *


All directors and executive officers of the Company                 20,790                1.8
and the Bank as a group (nine persons)

------------------------------------
*        Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of the Company's Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.



                                              (Footnotes continued on next page)

(2) The Delaware First Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Delaware First Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Wilmington Trust Company who acts as trustee of the plan ("Trustee"). As of July 10, 1998, 9,256 shares held in the Trust have been allocated to the accounts of participating employees. The 83,304 unallocated shares held in the Trust as of July 10, 1998 will be voted by the Trustee in accordance with its fiduciary duty as Trustee. The amount of Common Stock beneficially owned by all directors and executive officers as a group does not include the shares held by the Trust.

(3) Mr. Gendell is the managing member of Tontine Management, L.L.C., a limited liability company organized under the laws of the State of Delaware ("TM") and Tontine Overseas Associates, L.L.C., a limited liability company organized under the laws of the State of Delaware ("TOA"). TM is the general partner of Tontine Financial Partners, L.P., a Delaware limited partnership ("TFP"). TOA serves as the investment manager to TFP Overseas Funds, Ltd., a company organized under the laws of the Cayman Islands ("TFPO"). TFP and TFPO directly own 93,750 and 20,750 shares of the Company's Common Stock, respectively. The business address of Mr. Gendell and TM, TOA, TFP and TFPO is 200 Park Avenue, Suite 3900, New York, New York 10166.

(4) Includes 1,768 shares held by Mr. Cloud's spouse and 100 shares held by each of Mr. Cloud's children.

(5)      Includes 500 shares held by Mr. Gehrke's spouse.

(6) Includes 1,134 shares of the Company's common stock allocated to Mr. Arrison under the ESOP which the Trustees will vote in accordance with Mr. Arrison's instructions.

                             EXECUTIVE COMPENSATION


         Summary Compensation Table. The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the year ended December 31, 1997 and 1996 to the former President and Chief Executive Officer and to the current Executive Vice President and Chief Operating Officer. No other executive officers of the Company or the Bank had total annual compensation in excess of $100,000 during fiscal 1997.

============================================================================================================================
                                                   Annual Compensation                     Long-Term
                                                                                          Compensation
                                          --------------------------------------      --------------------
                                                                        Other         Restricted
                                                                       Annual           Stock                    All Other
         Name and             Year        Salary         Bonus      Compensation       Awards      Options      Compensation
    Principal Position                                                   (1)                                        (2)
----------------------------------------------------------------------------------------------------------------------------
Ronald P. Crouch              1997       $ 120,000     $        0    $         0         $ 0          0           $11,341
President and Chief           1996         116,595         11,132         12,873           0          0                 0
Executive Officer (3)

----------------------------------------------------------------------------------------------------------------------------

Jerome P. Arrison             1997       $ 101,000     $        0    $         0         $ 0          0           $11,341
Executive Vice President      1996          96,606          8,921         12,840           0          0                 0
and Chief Operating
Officer
============================================================================================================================

---------------
(1) Amounts reflect the Bank's contribution to its defined contributory pension plan on behalf of the employee during 1996. Annual compensation does not include amounts attributable to other miscellaneous benefits received by the executive officers. The costs to the Bank of providing such other miscellaneous benefits during 1997 did not exceed the lesser of $50,000 or 10% of the total salary and bonus paid to or accrued for the benefit of such individual executive officer.

(2) Consists of amounts allocated during the year ended December 31, 1997 on behalf of each individual pursuant to the ESOP.

(3) Mr. Crouch served as President and Chief Executive Officer of the Company and the Bank until his resignation from such positions on May 20, 1998. Ernest J. Peoples has been appointed as the Interim President and Chief Executive Officer of both the Company and the Bank. In connection with Mr. Crouch's resignation, the Bank and Mr. Crouch entered into an Agreement and General Release (the "Agreement"). Pursuant to the Agreement, the Bank has agreed to continue to pay Mr. Crouch's base salary through March 31, 1999. However, if Mr. Crouch obtains employment between January 1, 1999 and March 31, 1999 at a lower base salary, the Bank will be obligated to pay only the difference between Mr. Crouch's new base salary and his base salary at the time of resignation. In addition, the Bank has agreed to continue to pay for miscellaneous benefits, including medical, dental, disability and life insurance through March 31, 1999 or until Mr. Crouch obtains comparable benefits, whichever comes first. The Bank estimates that the aggregate cost of the Agreement to the Bank is approximately $118,000, all of which will be expensed in the quarter ended June 30, 1998.

         Bonus Compensation. The Bank has a bonus compensation plan pursuant to which officers can receive bonus compensation up to 20% of their salaries if certain performance goals are met at the discretion of the Board of Directors. During 1997, Mr. Crouch and Mr. Arrison did not receive bonuses.

         401(k) Plan. In 1997, the Bank established a contributory savings plan for employees which meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who are at least 21 years old and who have completed at least one year of service may elect to contribute a percentage of their compensation to the plan each year subject to certain maximums imposed by federal law. The Bank matches 25% of each employee's contribution, on the first 2% of that employee's contribution. Participants are fully vested in the amounts they contribute to the 401(k). Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions after seven years of service. Benefits under the 401(k) plan are payable in the event of a participant's retirement, death, disability, or termination of employment. Normal retirement age under the 401(k) plan is 65 years of age.

         Pension Plan. The Bank terminated its noncontributory tax-qualified defined pension benefit plan effective December 17, 1997. The excess funds will be distributed pro rata to the participants.

         Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan (the "ESOP") to allow participating employees to share in its growth and profits. Participating employees are all employees who have completed one year of service with the Bank and have attained the age of 21.

         The ESOP is funded by tax-deductible contributions made by the Bank in cash or common stock. All contributions to the ESOP will be held in the trust which is part of the ESOP and will be invested primarily in Company Common Stock.

         To receive an allocation, a participant must be credited with at least 1,000 hours of service during the year and be employed by the Bank on the last day of the year, or have terminated employment during the year as a result of death, disability (as defined in the ESOP) or retirement at or after attaining age 65. A participant becomes vested in his account balance as follows: after 1 year of service - 20%, 2 years - 40%, 3 years - 60%, 4 years - 80%, 5 years or more - 100%. Full vesting is accelerated upon retirement at or after age 65, death, disability, or termination of the ESOP, provided such acceleration is not prohibited by applicable law.

         The Board of Directors has appointed the Personnel Committee to administer the ESOP and to serve as the ESOP Committee. Wilmington Trust Company has been engaged as the ESOP Trustee. The Personnel Committee is responsible for administering the ESOP and for instructing the ESOP Trustee regarding the investment of any ESOP funds which cannot be invested in Company Common Stock.

Director Compensation

         Each of the non-employee directors is paid an annual retainer of $2,000. Additionally, each non-employee director receives $300 for each board meeting attended and $300 for each committee meeting attended. The maximum fee for meetings attended for any director is $300 per day so that if both a board and committee meeting are held on the same day the maximum payment for attendance is $300.

         J. Bayard Cloud, the Chairman of the Board, receives a special retainer of $28,800 per year and Ernest J. Peoples, the Vice Chairman, receives a special retainer of $27,000 per year. These retainers are paid based on their service as Chair and Vice Chair of the Board and for their review of appraisals. Additionally, a supplemental pension benefit is paid to J. Bayard Cloud. For 1997 the amount of that benefit was $15,468. Wilmington wage tax is also paid for all non-employee directors. This tax is currently 1.25% of gross earnings. Wilmington wage withholding for 1997 was $1,183. Total aggregate fees paid to the current directors for the year ended December 31, 1997 were $117,915.

Deferred Non-employee Director Compensation Program

         The Bank has a deferred non-employee director compensation program, whereby directors may defer their fees. Currently, Mr. Gehrke participates in this program. Pursuant to this program, directors defer their fees until their retirement or resignation from the Board of Directors. For the year ended December 31, 1997, $8,101 of fees were deferred pursuant to this program. Fees deferred pursuant to this program are subject to the general rights of the Bank's creditors.

Transactions With Certain Related Persons

         The Company offers loans to its directors and officers. These loans are currently made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other favorable features. Under current law, the Company's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other favorable features. Additionally, all loans to such persons must be approved in advanced by a disinterested majority of the Board of Directors. At December 31, 1997, the Company's loans to directors and executive officers totaled approximately $511,000, or 3.2% of the Company's retained earnings at that date.


                  PROPOSAL TO ADOPT THE 1998 STOCK OPTION PLAN


General

         The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company and as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

         The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

         Administration. The Option Plan will be administered and interpreted by a committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors. The members of the Committee will initially consist of Messrs. Gehrke, Levin and Dr. Schweitzer.

         Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of Common Stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of Common Stock on the date the option is granted.

         Unless stated otherwise at the time of grant, all options granted to participants under the Option Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company due to retirement or as the result of a change in control of the Company if, as of such date of retirement or change in control of the Company: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee ceases to be employed (or in the service of the Board of Directors in the case of non-employee directors) by the Company, unless extended by the Committee or the Board of Directors to a period not to exceed three years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability without having fully exercised his options, the optionee or the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability, provided no option will be exercisable more than ten years from the date it was granted.

         Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit or one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

         Payment for shares purchased upon the exercise of options may be made either in cash, or, if permitted by the Committee or the Board with respect to awards to employees, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) or other property with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

         Stock Appreciation Rights. Under the Option Plan, the Board of Directors or the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

         Number of Shares Covered by the Option Plan. A total of 115,700 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan.

         Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from April 22, 1998, the date that the Option Plan was adopted by the Board of Directors. Termination of the Option Plan shall not affect any previously granted Awards.

         Federal Income Tax Consequences. Under current provisions of the Code, as regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company any time as a result of such grant or exercise.

         Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

         Final Treasury regulations issued in July 1996 provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

         The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options granted under the Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial

Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

         Stockholder Approval. Stockholder ratification of the Option Plan will satisfy National Association of Securities Dealers Automated Quotation System ("NASDAQ") listing, federal tax and Office of Thrift Supervision ("OTS") requirements.

         Regulatory Requirements. The Option Plan and the Recognition Plan (the "Plans") comply with applicable OTS regulations and are required to be submitted to the OTS after approval by stockholders. No assurance can be given as to whether the OTS will raise any objections to the Plans as presented to stockholders or whether the OTS may require modifications to be made to the Plans. A vote for approval of the Plans shall be deemed to be a vote for approval of the Plans as the same may be required to be modified by the OTS, provided that the change is not material as determined by the Company. The Company will not make any modification to the Plans which would increase the level of benefits from that presented. Non-objection to the Plans by the OTS shall not constitute approval or endorsement of the Plans by the OTS.

         Under OTS regulations, certain stock benefit plans established or implemented within one year following the completion of a mutual to stock conversion are required to contain certain restrictions and limitations, which are contained in the Plans. Specifically, the OTS regulations provide, among other provisions, that awards begin vesting no earlier than one year from the date the plans are approved by stockholders, shall not vest at a rate in excess of 20% per year and shall not provide for accelerated vesting except in the case of disability or death. Recently, the OTS has authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the plans is obtained. The Plans provide that in the event of termination of service following a change in control of the Company or retirement, vesting of awards would accelerate if, as of such date: (i) such treatment is either authorized or is not prohibited by applicable law and regulations, or (ii) amendments to the Plans providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the Conversion. The Company currently plans to submit amendments to the Plans to stockholders at its first meeting of stockholders held one year after the Conversion in order to remove these restrictions and to provide that new awards granted after such stockholder approval shall vest at the rate determined by the Board or the Committee at the time of grant and that both existing and new awards shall accelerate and vest upon termination of service to the Company upon retirement or following a change in control of the Company.

         The Board of Directors recommends that stockholders vote FOR adoption of the 1998 Stock Option Plan.

                     PROPOSAL TO ADOPT THE 1998 RECOGNITION
                     AND RETENTION PLAN AND TRUST AGREEMENT

General

         The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors (including emeritus directors) of the Company and the Bank who are selected by the Board of Directors of the Company or members of a committee appointed by the Board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the Committee or the Board of Directors.

Description of the Recognition Plan

         The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

         Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of at least two non-employee directors of the Company. The members of the Committee will initially consist of Messrs. Gehrke, Levin and Dr. Schweitzer who will also serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

         Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount necessary to purchase the number of shares of Common Stock equal to 4% of the Common Stock or 46,280 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

         Grants. Unless stated otherwise at the time of grant, shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

         If a recipient terminates employment or service with the Company for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment or service with the Company or any subsidiary terminates due to retirement or following a change in control of the Company all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control such treatment is either authorized or is not prohibited by applicable laws and regulations.

         Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

         Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the 1998 Stock Option Plan - Description of Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

         Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

         Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors
(including emeritus directors) of the Company and the Bank. However, the individual recipients and specific amounts of such awards have not yet been determined. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan.

         Regulatory Requirements. For a discussion of the OTS requirements related to the Recognition Plan see "Proposal to Adopt the 1998 Stock Option Plan - Description of the Option Plan - Regulatory Requirements."

         The Board of Directors recommends that stockholders vote FOR adoption of the 1998 Recognition and Retention Plan and Trust Agreement.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Deloitte & Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 1998.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in May 1999, must be received at the principal executive offices of the Company, 400 Delaware Avenue, Wilmington, Delaware 19801, Attention: Lori N. Richards, Secretary, no later than March 20, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for 1997 required to be filed under the 1934 Act. Such written requests should be directed to Herbert P. Bowersock, III, Investor Relations Coordinator, Delaware First Financial Corporation, 400 Delaware Avenue, Wilmington, Delaware 19801. The Form 10-KSB is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,500, plus reimbursement for out-of-pocket expenses up to $2,500. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


         YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A


                      DELAWARE FIRST FINANCIAL CORPORATION
                                STOCK OPTION PLAN

                                    ARTICLE I
                            ESTABLISHMENT OF THE PLAN

        Delaware  First  Financial   Corporation  (the   "Corporation")   hereby
establishes this Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                               PURPOSE OF THE PLAN

        The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                   ARTICLE III
                                   DEFINITIONS

         3.01 "Award" means an Option or Stock Appreciation Rights granted pursuant to the terms of this Plan.

        3.02 "Bank" means Delaware First Bank, FSB the wholly owned subsidiary of the Corporation.

        3.03 "Board" means the Board of Directors of the Corporation or of the Bank.

        3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through
(iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.

         3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

        3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

        3.14 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company and shall include any individual who, at any time after the date of adoption of the Plan, serves the Board in an advisory or emeritus capacity.

         3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

        3.16 "Offering" means the offering of Common Stock to the public pursuant to a Plan of Conversion adopted by the Corporation and the Bank.

        3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

        3.18 "Option" means a right granted under this Plan to purchase Common Stock.

        3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

        3.20 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in any applicable plans or policies maintained by the Corporation or a Subsidiary Company.

        3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

        3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

        4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

        4.03 Revocation for Misconduct. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Certificate of Incorporation shall terminate as of the effective date of such removal.

        4.04 Limitation on Liability. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or for any Awards granted hereunder. If any members of the Board of Directors or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

        4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                    ARTICLE V
                                   ELIGIBILITY

        Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

        6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 115,700 shares, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan. During the time this Plan remains in effect, grants to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

        6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares, shares purchased by the Corporation on the open market or from private sources for use under the Plan, or, if applicable, shares held in a grantor trust created by the Corporation.


                                   ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

        The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making determinations with respect to Employees there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board of Directors or the Committee shall deem relevant to accomplishing the purposes of the Plan.

                                  ARTICLE VIII
                      OPTIONS AND STOCK APPRECIATION RIGHTS

        Each Option granted hereunder shall be on the following terms and conditions:

        8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

        8.02 Awards to Employees and Non-Employee Directors. Specific Awards to Employees and Non- Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee. However, the aggregate amount of Awards made to all Non-Employee Directors may not exceed 34,710 shares (or 30% of the number of shares available under this Plan) and no individual Non-Employee Director may receive Awards in excess of 5,785 shares (or 5% of the number of shares available under this Plan).

        8.03   Option Exercise Price.

               (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

               (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

        8.04  Vesting and Exercise of Options.

               (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

               (b) Accelerated Vesting. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability. All options hereunder shall become immediately vested and exercisable in full on the date of a Change in Control of the Company or on the date an Optionee terminates his employment or service to the Corporation or a Subsidiary Company due to Retirement if, as of such date of such Retirement or Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

        8.05  Duration of Options.

               (a) General Rule. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or
(ii) three (3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors in the case of Non-Employee Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding three (3) years.

               (b)  Exceptions.  If an Employee  dies while in the employ of the
Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. If a Non-Employee Director dies while serving as a Non-Employee Director or terminates his service to the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Non-Employee Director or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

        8.06 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of those individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

        8.07 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided pursuant to Section 8.01.

        8.08 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee in the case of Awards to Employees, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.

        8.09 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of such Option.

        8.10 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this
Section 8.10.

               (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

               (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

               (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

        8.11   Stock Appreciation Rights.

               (a) General Terms and Conditions. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board of Directors or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

        The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section
8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

               (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

               (c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

               (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

               (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.



                                   ARTICLE IX
                         ADJUSTMENTS FOR CAPITAL CHANGES

        The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, return of capital, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. In the event the Corporation declares a special cash dividend or return of capital in an amount per share which exceeds 10% of the fair market value of a share of Common Stock as of the date of declaration, the per share exercise price of all previously granted Awards which remain unexercised as of the date of such declaration shall be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital; provided that the adjustments to the per shares exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of
Section 422 and 425(h) of the Code, and the rules and regulations thereunder, new incentive stock options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding incentive stock options shall be made.


                                    ARTICLE X
                      AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                   ARTICLE XI
                                EMPLOYMENT RIGHTS

        Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                   ARTICLE XII
                                   WITHHOLDING

        12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, as provided in
Section 8.10(c).

        12.02 Methods of Tax Withholding. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

        13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto shall be subject to the receipt of any applicable regulatory approvals or non-objections and to the approval of the Corporation's stockholders.

        13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                   ARTICLE XIV
                                  MISCELLANEOUS

        14.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Delaware.

        14.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B


                      DELAWARE FIRST FINANCIAL CORPORATION
               RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

        1.01 Delaware First Financial Corporation (the "Corporation") hereby establishes a Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

        1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

        2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of Delaware First Bank, FSB (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.

                                   ARTICLE III
                                   DEFINITIONS

        The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

        3.01 "Bank" means Delaware First Bank, FSB, the wholly-owned subsidiary of the Corporation.

        3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

        3.03 "Board" means the Board of Directors of the Corporation or of the Bank.

        3.04 "Change of Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the

Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through (iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

        3.05 "Code" means the Internal Revenue Code of 1986, as amended.

        3.06 "Committee" means the committee  appointed by the Board pursuant to
Article IV hereof.

         3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

        3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

        3.09 "Effective Date" means the day upon which the Board approves this Plan.

        3.10 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

        3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        3.12 "Non-Employee Director" means a member of the Board who is not an Employee, and shall include any individual who, at any time after the date of adoption of the Plan, serves the Board in an advisory or emeritus capacity.

        3.13 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

        3.14 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

        3.15 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

        3.16 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in applicable plans or policies of the Corporation, a Subsidiary or in a Recipient's Plan Share Award.

        3.17  "Subsidiary"   means  Delaware  First  Bank,  FSB  and  any  other
subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

        3.18 "Trustee" means such firm, entity or persons approved by the Board of Directors to hold legal title to the Plan for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

        4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board of Directors. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

        4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

        4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

                                    ARTICLE V
                                  CONTRIBUTIONS

        5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Directors shall be permitted.

        5.02  Investment  of Trust  Assets;  Number of Plan  Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 46,280 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

        6.01 Awards to Non-Employee Directors. Plan Share Awards to Non-Employee Directors shall be made to such persons and in such amounts as determined by the Board of Directors of the Committee. However, Plan Share Awards up to 13,884 shares (or 30% of the number of shares available under this Plan) shall be made to Non- Employee Directors in the aggregate and no individual Non-Employee Director may receive Plan Share Awards in excess of 2,314 shares (or 5% of the number of shares available under this Plan).

        6.02 Awards to Employees. Plan Share Awards may be made to such Employees as may be selected by the Board of Directors or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Committee shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as shall be deemed relevant to accomplishing the purposes of the Plan. The Board of Directors or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

        6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board of Directors or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board of Directors or the Committee makes the determination with respect to Plan Share Awards shall be considered the date of grant of the Plan Share Award. The Board of Directors or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

        6.04 Allocations Not Required to any Specific Employee. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board of Directors or the Committee.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

        7.01   Earning Plan Shares; Forfeitures.

               (a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award by an Employee, such forfeited Shares shall become available for allocation pursuant to Section 6.02 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

               (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with or service to the Corporation or any Subsidiary terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a). In addition, in the event that a Recipient's employment with or service to the Corporation or any Subsidiary terminates due to Retirement, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter; provided, however, that Awards shall be distributed in accordance with Section 7.03(a) and, as of the date of such Retirement, such treatment is either authorized or is not prohibited by applicable laws and regulations.

               (c) Exception for Terminations after a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation if, as of the date of such Change in Control of the Corporation, such treatment is either authorized or is not prohibited by applicable laws and regulations.

               (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

        7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

        7.03   Distribution of Plan Shares.

               (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

               (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

               (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

               (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board of Directors or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

        7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in the same proportion as voted by the Trustee for shares allocated and which the Trustee receives directions for such vote by Recipients.


                                  ARTICLE VIII
                                      TRUST

        8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

        8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

               (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

               (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

               (f) To employ brokers, agents, custodians, consultants and accountants.

               (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustee deems desirable.

               (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

        Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

        8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board of Directors or the Committee.

        8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

        8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.


                                   ARTICLE IX
                                  MISCELLANEOUS

        9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

        9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of Article VII hereof.

        9.03 Nontransferable. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.03, provided that Plan Share Awards and rights to Plan Shares shall be transferable by a Recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Plan Share Awards so transferred may not again be transferred other than to the Recipient who originally received the grant of Plan Share Awards or to an individual or trust to whom such Recipient could have transferred Plan Share Awards pursuant to this Section 9.03. Plan Share Awards which are transferred pursuant to this
Section 9.03 shall be subject to the same terms and conditions as would have applied to such Plan Share Awards in the hands of the Recipient who originally received the grant of such Plan Share Award. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

        9.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

        9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

        9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Delaware.

        9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the receipt of any applicable regulatory approvals or non-objections and approval of the Corporation's stockholders.

        9.08 Term of Plan. This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

        9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustee established pursuant hereto have duly and validly executed this Agreement, all as of this 22nd day of April 1998.

                                  DELAWARE FIRST FINANCIAL CORPORATION

                            By    /s/ Ernest J. Peoples
                                  ---------------------
                                  Ernest J. Peoples
                                  Interim President and Chief Executive Officer
ATTEST:

By: /s/ Lori N. Richards
    ---------------------
      Lori N. Richards                                 TRUSTEE

                                                 By:    /s/ Larry D. Gehrke
                                                        ------------------------
                                                        Larry D. Gehrke

                                                 By:    /s/ Alan B. Levin
                                                        ------------------------
                                                        Alan B. Levin

                                                 By:    /s/ Robert L. Schweitzer
                                                        ------------------------
                                                        Dr. Robert L. Schweitzer

                                 REVOCABLE PROXY
                      DELAWARE FIRST FINANCIAL CORPORATION

   [X]  PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 19, 1998

         The undersigned, being a stockholder of Delaware First Financial Corporation ("Company") as of July 10, 1998, hereby authorizes Jerome P. Arrison and Lori N. Richards or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the DuPont Country Club, Rockland Road, Wilmington, Delaware 19803 on Wednesday, August 19, 1998 at 4:00 p.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1. ELECTION OF DIRECTOR

   Nominee for a three-year term expiring 2001:

   Ernest J. Peoples

   [   ] For      [   ] Withhold

2. PROPOSAL to adopt the 1998 Stock Option Plan.

   [   ] For        [   ] Against       [   ] Abstain

3. PROPOSAL to adopt the Company's Recognition and Retention Plan and Trust.

   [   ] For        [   ] Against       [   ] Abstain

4. PROPOSAL to ratify the appointment of the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

   [   ] For        [   ] Against       [   ] Abstain

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 1998 AND AT ANY ADJOURNMENT THEREOF.

  SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEE TO THE BOARD OF DIRECTORS, FOR THE 1998 STOCK OPTION PLAN, FOR THE RECOGNITION AND RETENTION PLAN AND TRUST, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES, YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.



                         -------------------------------
                                      Date


                         -------------------------------
                             Stockholder sign above


                         -------------------------------
                          Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                      DELAWARE FIRST FINANCIAL CORPORATION

         PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY